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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-78075, 333-61617, 333-42890 and 333-42976 of US LEC Corp. and subsidiaries on Form S-8 of our report dated February 21, 2002, appearing in the Annual Report on Form 10-K of US LEC Corp. and subsidiaries for the year ended December 31, 2001.


/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 29, 2002